UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Definitive Proxy Statement

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INTERNATIONAL GOLD RESOURCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Title of each class of securities to which transaction applies: Common

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INTERNATIONAL GOLD RESOURCES, INC.

15321 Main St. NE 152

Duvall, WA 98019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2006

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of International Gold Resources, Inc. (the "Company") for use at the Company's special meeting of Shareholders, to be held at 11:00 a.m., September 15, 2006 and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 15321 Main St. NE, 152, Duvall, WA 98019, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Special Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about August 25, 2006.

A special meeting of shareholders of International Gold Resources, Inc., a Delaware corporation (the "Company"), will be held on September 15, 2006, at 10:00 a.m. local time, Woodmark Hotel, 1200 Carillon Point, Kirkland, Washington State 98033 for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation authorize 25 million shares of preferred stock and 200 million shares of common stock. The terms of any preferred shares issued, including the voting rights of the shares in amounts greater than common shares, will be set from time to time by the Board of Directors.

2. To consider and vote upon a proposal to allow the Board of Directors to approve splits of the Company's Common Stock at such future dates and under such terms at it deems necessary.

3. To elect all members of the Board of Directors.

4. To approve MacKay LLP as the Company's independent auditors for the coming year;

5. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on July 31, 2006 will be entitled to receive this Information Statement and notice of the Special meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

                                                                                                    ____________________________________

                                                                                                    Roland Vetter, President

                                                                                                    Signed at: Vancouver, B.C.

                                                                                                    Date: July 31, 2006

INTERNATIONAL GOLD RESOURCES, INC.

15321 MAIN STREET NE, 153

DUVALL, WA 98019

INFORMATION STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2006

INTRODUCTION

This Information Statement is being furnished to the shareholders of International Gold Resources, Inc., a Delaware corporation (the "Company"), to inform them of the special meeting of shareholders. This meeting (referred to herein as the "Special Meeting") will be held on September 15, 2006 at the Woodmark Hotel, 1200 Carillon Point, Kirkland, Washington State 98033 at 10.00 a.m. local time. Only shareholders of record at the close of business on July 31, 2006 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Special Meeting. This Information Statement and the Notice of Special Meeting are first being mailed to the Company's shareholders on or about August 25, 2006.

At the Special Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation authorize 25 million shares of preferred stock and 200 million shares of common stock. The terms of any preferred shares issued, including the voting rights of the shares in amounts greater than common shares, will be set from time to time by the Board of Directors.

2. To consider and vote upon a proposal to allow the Board of Directors to approve splits of the Company's Common Stock at such future dates and under such terms at it deems necessary.

The Board of Directors is requesting it be given the authority to approve future forward or reverse splits of the Company's common stock. Currently, under Delaware law, forward and reverse splits require shareholder approval, unless the shareholders grant such discretion to the Board of Directors. The Board of Directors believes such discretion is in the best interest of the shareholders for the following reasons:

The Board of Directors believes that the Company will be required to finance its operations thorough the sale of stock or alternative methods for at least the next twelve to twenty-four months. Shareholder approval, by way of proxy filings, can take several months and cost the Company capital that could be applied to developing its current mining activity. Capital transactions often must be completed in a timeframe that does not allow for several months delay.

A split of the Company's stock may be necessary as a response to changes in the market price of the stock. The Company is currently raising capital through the sale of stock in private transactions to continue its exploration program on its properties in Brazil and The Yukon Territory, Canada. Each private offering can continue for an extended period of time, and the terms can only be modified, if at all, with substantial delays. If the price of the Company's stock as then traded is substantially more than the offering price under a private placement, the Board of Directors may believe that potential investors would be receiving stock that is excessively discounted relative to the current market price of the stock. A stock split would reduce the discount, to the benefit of current shareholders.

If the Company is in the process of raising capital through private transactions, and the then price of the Company's stock currently trading is at or less than the price of the stock being offered for sale, the Company may not be able to raise sufficient capital to continue its operations. A reverse stock split may be necessary to continue to attract potential purchasers of the Company's stock.

The Board of Directors, prior to approving any split of the stock, will consider the impact on existing shareholders, the effect of dilution on present and future shareholders, the potential volatility of the Company's stock, including the size and timing of any such split and the effect on future volatility, and the effect such a split may have on current capital raising activities.

There are certain risks associated with either a forward or reverse split of the Company's stock, which shareholders should consider prior to a vote on this proposal. Those risks include, but are not limited to:

  Splits of a company's stock can increase price volatility in the market. It is not unusual, for instance, for the price of a company's stock to fall dramatically after the implementation of a reverse split.

  With a forward stock split, additional shares could result in shareholders selling the additional shares received, resulting in a depression of the stock price.

  A reverse stock split can result in a shareholder receiving a number of shares that that may be difficult to sell. For instance, if a shareholder receives less than 100 shares, the sale of those shares may be problematical.

  If the Company's issued and outstanding stock is reduced by way of a reverse split, but the numbered of authorized shares does not decrease, the Company could issue additional shares after the split, thereby further diluting existing shareholders.

  Because the Board of Directors will have discretion to approve and implement a stock split in future if the proposal is approved, an existing shareholder may not receive notice of a split prior to effective date of the split.

The Board of Directors will announce, through both a filing with the Securities and Exchange Commission, as well as by way of a press release, any decision to effectuate a forward or reverse split at least twenty-one days prior to the date of the split.

The Board of Directors is not currently contemplating a forward or reverse split of the Company's stock. .

3. To elect all members of the Board of Directors.

4. To approve MacKay LLP as the Company's independent auditors for the coming year.

The cost of printing and distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 15321 Main Street NE, 152, Duvall, WA 98019

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below.

AMENDMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED SHARES

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to authorize 25 million shares of preferred stock and 200 million shares of common stock. The Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the authorized shares of preferred stock.

The Articles of Incorporation will be amended to read as follows:

Article Four is changed to read as follows:

"Article Four: This Corporation is authorized to issue two classes of shares of stock, the total number of which is 225,000,000 shares, the common stock with par value of $0.00002 and the preferred stock with a par value of $0.00001. Such stock may be issued by this Corporation from time to time by the Board of Directors thereof. 200,000,000 shares of stock shall be designated "Common Stock" and the holders thereof shall be entitled to one (1) vote for each share held by them. 25,000,000 shares of stock shall be designated "Preferred Stock," designated as one or more Series.

Preferred Stock

The power, preferences, rights, qualification, limitations and restrictions pertaining to the preferred stock or any series thereof, shall be such as may be fixed, from time to time, by the Board of Directors in its sole discretion, authority to do so being hereby expressly vested in such Board. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the preferred stock shall be entitled to cast thereon the number of votes in person or by proxy for each share of the preferred stock standing in his/her name as will be determined by the Board of Directors. Each class of preferred shares may have different voting rights, as determined by the Board of Directors."

Effect: The issuance by the Company of any additional shares of Common and Preferred Stock would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. Under the proposal, the Board of Directors will be authorized to set terms of each class of preferred shares, including awarding voting rights greater than provided holders of common stock. Any award of preferred stock may have the effect of increasing the number of shares of common stock required to be voted to undertake certain shareholder actions. Since the Board of Directors may issue classes of preferred shares with voting rights greater than those of common shareholders, the effect may be to dilute, possibly substantially, the effective voting rights of the holders of common stock.

No Dissenters' Rights: Pursuant to the Delaware Revised Statutes, the holders of the Company's Common Stock and Preferred Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of authorizing 25,000,000 shares of preferred stock and 200,000,000 shares of common stock of the Company, and amended the Articles of Incorporation to provide discretion to the Board of Directors with respect to the terms of the preferred stock.

APPROVAL OF AUTHORITY FOR BOARD OF DIRECTORS TO APPROVE SPLITS OF THE COMPANY'S COMMON STOCK

A vote FOR is a vote in favor of allowing the Board of Directors to authorize splits of the Company's Common Stock without shareholder approval.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of two individuals: Lyle Durham and J. Roland Vetter. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Position	Date Elected
J. Roland Vetter	President and Chief Financial Officer and Director	Joined August 18, 2005
Lyle Durham	Vice President Investor Relations and Director	Joined September 21, 2005
Donna Loui	Past President, Treasurer and a Director	Joined in July 2002/resigned August 18, 2005
Paul Hayward	Past Secretary and a Director	Joined in November, 2001/ Resigned September 21, 2005

Mr. J. Roland Vetter, President and Chief Financial Officer

Roland Vetter, a Chartered Accountant, has twenty years experience in the mining industry. He served for twelve years as the Group Financial Director Services for the Zimco Group, part of the Anglo American Corporation, New Mining Business Division involved in mining and manufacturing. Roland was the Chairman of the Anglo American Audit Liaison Committee.

Since immigrating to Canada in 1998, Roland has consulted to companies in both the mining and technology sectors. His expertise is in acquiring, managing, and advancing mining projects. He will be invaluable to the Company.

Mr. Lyle Durham, VP Investor Relations and Director

Lyle Durham has held senior management positions in the commercialization of several innovations in the healthcare industry that have realized global benefit. For the past several years working in the sun care industry, Lyle developed and commercialized the first specific UVB monitoring device, enabling people to gauge UVB radiation exposure from the sun.

Lyle has been instrumental in procuring investment for three small companies as well as business development in the pre-IPO markets. He has also structured and negotiated a number of mergers and acquisitions that have been beneficial to the shareholders.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Delaware Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF MACKAY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's audit committee has selected MacKay LLP to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending October 31, 2006. The Audit Committee has determined that the Company's auditors for the year ending October 31, 2006, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of MacKay LLP to attend the Shareholder Meeting.

Audit Fees: The Company was billed US$66,610 for the audit of its annual financial statements for the year ended October 31, 2005, by its previous auditors Staley Okada & Partners.

Financial Information Systems Design and Implementation Fees: The Company has paid $_0___ for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All other fees: Fees paid for services not previously described totaled: $0.00.

No Dissenters' Rights: Pursuant to the Delaware Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of MacKay LLP as Company's auditors until the next Annual Meeting.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 120,000,000 shares of common stock authorized with a stated value of $.00002 per share, of which 84,349,996 common shares were issued and outstanding, with 35,650,004 shares authorized but unissued. The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware Revise Statutes and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

PREFERRED STOCK

As of the Record Date, there were 20,000,000 shares of preferred stock authorized with a state value of $.00001 per share, of which 2,000,100 shares of preferred stock were issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 31, 2006, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 15321 Main Street NE, 152, Duvall, WA 98019.

	Shares of	Percent of
Name	Common Stock	Ownership
Lantz Financial Inc.	4,000,000	10.50%
Pan American Capital Group	6,400,000	16.80%
Directors & Officers of the Group:
Lyle Durham	200,000	0.53%
J. Roland Vetter	nil	0.00%

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

One officer and director of International Gold Resources, Inc. received remuneration in the form of salaries and/or allowances at this time of $37,000 for the October 31, 2005 year end.

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

Remuneration is proposed to be paid in the future directly or indirectly by the corporation to officers or directors under plan that presently exists as follows:

A monthly consulting fee of $10,000 to each of Messrs Lyle Durham and J Roland Vetter for services rendered to the Company.

BOARD OF DIRECTORS - COMMITTEES

2005 Committee Meetings

During the fiscal year ended October 31, 2005, the Board of Directors met approximately 2 (two) times. Each director attended at least 100% of the total number of meetings of the Board and committees on which he or she served.

Audit Committee

The Company does not have an audit committee.

The Company's common stock trades on the OTC Bulletin Board under the symbol IGRU. Thus, International Gold Resources, Inc. is not subject to NASDAQ audit committee requirements.

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street NE, Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at 15321 Main Street NE, 152, Duvall, WA 98019. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via facsimile to Parsons Law Firm, (425) 451-8568.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: July 31, 2006

By the Order of the Board of Directors

_________________________________________

Chairman of the Board

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

INTERNATIONAL GOLD RESOURCES, INC.

TO BE HELD SEPTEMBER 15, 2006

By completing and returning this proxy to International Gold Resources, Inc. (the "Company"), you will be designating J. Roland Vetter, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via facsimile to Parsons Law Firm, (425) 451-8568.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of July 31, 2006, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the Amendment to the Articles of Incorporation and the authorization of Preferred Stock. Unless indicated below, by completing and completing this proxy, the stockholder grants to J. Roland Vetter the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - AUTHORIZATION TO APPROVE SHARES OF PREFERRED STOCK. Shall the Board of Directors be authorized to amend the Articles of Incorporation to authorize 200,000,000 shares of common stock and 25,000,000 shares of preferred stock, with the Board of Directors authorized to set terms of each class of preferred shares, including awarding voting rights greater than provided holders of common stock:

YES NO ABSTAIN

_____ _____ _____

PROPOSAL 2 - AUTHORIZATION TO ALLOW BOARD OF DIRECTORS TO APPROVE SPLITS OF THE COMPANY'S COMMON STOCK. Shall the Board of Directors be authorized to approve splits of the Company's common stock without shareholder approval:

YES NO ABSTAIN

_____ _____ _____

PROPOSAL 3 -ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next Special Meeting of shareholders:

                             YES NO ABSTAIN

J. Roland Vetter _____ _____ _____

Lyle Durham      _____ _____ _____

PROPOSAL 4 - APPOINTMENT OF MACKAY LLP AS AUDITORS. Shall MacKay LLP be appointed as independent auditors for the Company:

YES NO ABSTAIN

_____ _____ _____

___________________________________                                                                                 ____________________________________

Shareholder Signature                                                                                                                     Shareholder Signature

Printed Name:______________________                                                                                    Printed Name:________________________

Number of Shares: _________________